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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-3 (File No. 333-83941) of our report dated January 14, 1999 included in SLM Holding Corporation's Form 10-K for the year ended December 31, 1998.


                                          /s/ ARTHUR ANDERSEN LLP


Vienna, VA
October 15, 1999